_________________________________________




         MASTER SERVICING AGREEMENT
          Dated as of March 1, 1997


                    Among
          AEGIS AUTO FINANCE, INC.,
                  Servicer


      NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION
     in its capacity as Backup Servicer

                     and

      NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION
         in its capacity as Trustee


                 Relating to
       Aegis Auto Receivables Trusts




 _________________________________________
              TABLE OF CONTENTS
     I.   RECITALS . . . . . . . . . . . .  1
     II.  DEFINITIONS. . . . . . . . . . .  1

III. SERVICING RELATIONSHIP
          A. NATURE AND SCOPE
          OF RELATIONSHIP. . . . . . . . .  2
          B. GENERAL
          CONDITIONS . . . . . . . . . . .  3

IV.  ADMINISTRATION AND
     SERVICING OF RECEIVABLES

          A.   DUTIES OF
          SERVICER . . . . . . . . . . . .  6
          B.   MAINTENANCE OF
          RECORDS. . . . . . . . . . . . .  7
          C.   MAINTENANCE OF
          SECURITY INTEREST. . . . . . . .  8
          D.   COLLECTION OF
          RECEIVABLE PAYMENTS
           . . . . . . . . . . . . . . . .  8
          E.   PHYSICAL
          DAMAGE INSURANCE . . . . . . . .  8
          F.   COVENANTS OF
          THE TRUSTEE AND
          SERVICER; NOTICES. . . . . . . .  9
          G.   PURCHASE OF
          RECEIVABLES UPON
          BREACH   . . . . . . . . . . . . 10
          H.   SERVICING FEE   . . . . . . 10
          I.   MONTHLY
          SERVICING
          CERTIFICATES   . . . . . . . . . 11
          J.   ANNUAL
               STATEMENT AS TO
               COMPLIANCE;
               ACCOUNTANTS'
               SERVICING
               REPORT. . . . . . . . . . . 11
          K.   ACCESS TO
               CERTAIN
               DOCU
               MENT
               ATIO
               N
               AND
               INFO
               RMAT
               ION
               REGA
               RDIN
               G
               RECEI
               VABL
               ES  . . . . . . . . . . . . 12
          L.   RESPONSIBILITY
               FOR INSURANCE
               POLICIES;
               PROCESSING OF
               CLAIMS UNDER
               INSURANCE
               POLICIES; DAILY
               RECORDS AND
               REPORTS . . . . . . . . . . 12
          M.   ENFORCEMENT . . . . . . . . 13
          N.   PAYMENT IN FULL
          ON RECEIVABLE. . . . . . . . . . 14
          O.   SUBSTITUTION OF
          COLLATERAL   . . . . . . . . . . 15
          P.   FIDELITY BOND
          AND ERRORS AND
          OMISSIONS INSURANCE. . . . . . . 15

V.   REPRESENTATIONS AND
     WARRANTIES
          A.   REPRESENTATIONS
          AND WARRANTIES OF
          SERVICER . . . . . . . . . . . . 16
          B.   REPRESENTATIONS
          AND WARRANTIES OF
          BACKUP SERVICER. . . . . . . . . 17
          C.   SURVIVAL OF
          REPRESENTATIONS AND
          WARRANTIES . . . . . . . . . . . 18
     VI.  EVENTS OF SERVICING
          DEFAULT. . . . . . . . . . . . . 18
     VII.      REMEDIES. . . . . . . . . . 20
     VIII.          RESPONSIBILITY
          AND AUTHORITY OF
          SERVICER . . . . . . . . . . . . 20
     IX.       COLLECTIONS;
               LOCK-BOX
               ACCOUNT AND
               RELATED BANK
               ACCOUNTS. . . . . . . . . . 21

X.   DOCUMENTS AND RECORDS
          A.   SERVICING
          DOCUMENTS AND
          RECORDS. . . . . . . . . . . . . 22
          B.   REPORTS AND
          CREDIT AGENCIES. . . . . . . . . 22
     XI.       INDEMNIFICATION
               . . . . . . . . . . . . . . 22
     XII.      TERM AND
               TERMINATION . . . . . . . . 23
     XIII.     ARBITRATION AND
          ATTORNEYS' FEES. . . . . . . . . 23
     XIV.      WAIVERS . . . . . . . . . . 24
     XV.       NOTICES . . . . . . . . . . 25
     XVI.      ASSIGNABILITY . . . . . . . 25
     XVII.          FURTHER
          ASSURANCES . . . . . . . . . . . 26
     XVIII.    COUNTERPARTS. . . . . . . . 26
     XIX.      ENTIRE
               AGREEMENT;
               AMENDMENTS  . . . . . . . . 26
     XX.       INSPECTION. . . . . . . . . 26
     XXI.      LIMIT ON
               TRUSTEE'S
               PAYMENT
               OBLIGATIONS . . . . . . . . 26
     XXII.          SERVICER NOT TO
           RESIGN  . . . . . . . . . . . . 27
     XXIII.
          MERGER OR CONSOLID
          ATION OF, OR ASSUMPT
          ION OF THE
          OBLIGATIONS OF, OR
RESIGNATION OF SERVICER. . . . . . . . . . 27
     XXIV.     GOVERNING LAW.
           . . . . . . . . . . . . . . . . 28


                                         Page

                     I.

RECITALS . . . . . . . . . . . . . . . . .  1

                     II.

DEFINITIONS. . . . . . . . . . . . . . . .  1

                    III.

           SERVICING RELATIONSHIP

A.   NATURE AND SCOPE OF
RELATIONSHIP . . . . . . . . . . . . . . .  2
B.   GENERAL CONDITIONS. . . . . . . . . .  3

                     IV.

       ADMINISTRATION AND SERVICING OF
RECEIVABLES

A.   DUTIES OF SERVICER. . . . . . . . . .  6
B.   MAINTENANCE OF RECORDS. . . . . . . .  7
     C.   MAINTENANCE OF SECURITY
     INTEREST. . . . . . . . . . . . . . .  8
     D.   COLLECTION OF RECEIVABLE
     PAYMENTS. . . . . . . . . . . . . . .  8
E.   PHYSICAL DAMAGE INSURANCE . . . . . .  8
F.   COVENANTS OF THE TRUSTEE AND
SERVICER; NOTICES. . . . . . . . . . . . .  9
G.   PURCHASE OF RECEIVABLES UPON
BREACH . . . . . . . . . . . . . . . . .   10
H.   SERVICING FEE . . . . . . . . . . .   10
I.   MONTHLY SERVICING CERTIFICATES
 . . . . . . . . . . . . . . . . . . . .   11
J.   ANNUAL STATEMENT AS TO
COMPLIANCE; ACCOUNTANTS'
     SERVICING REPORT. . . . . . . . . . . 11
K.   ACCESS TO CERTAIN
DOCUMENTATION AND INFORMATION
     REGARDING RECEIVABLES . . . . . . .   12
L.   RESPONSIBILITY FOR INSURANCE
POLICIES; PROCESSING OF
     CLAIMS UNDER INSURANCE
POLICIES; DAILY RECORDS AND
     REPORTS . . . . . . . . . . . . . .   12
M.   ENFORCEMENT . . . . . . . . . . . . . 13
N.   PAYMENT IN FULL ON RECEIVABLE . . .   14
O.   SUBSTITUTION OF COLLATERAL. . . . .   15
P.   FIDELITY BOND AND ERRORS AND
OMISSIONS INSURANCE. . . . . . . . . . .   15

                     V.

       REPRESENTATIONS AND WARRANTIES

A.   REPRESENTATIONS AND
WARRANTIES OF SERVICER . . . . . . . . .   16
B.   REPRESENTATIONS AND
WARRANTIES OF BACKUP SERVICER. . . . . . . 17
C.   SURVIVAL OF REPRESENTATIONS
AND WARRANTIES . . . . . . . . . . . . . . 18

                     VI.

EVENTS OF SERVICING DEFAULT. . . . . . .   18


                    VII.

REMEDIES . . . . . . . . . . . . . . . .   20

                    VIII.

RESPONSIBILITY AND AUTHORITY OF
SERVICER . . . . . . . . . . . . . . . .   20

                     IX.

COLLECTIONS; LOCK-BOX ACCOUNT AND
RELATED BANK ACCOUNTS. . . . . . . . . .   20

                     X.

            DOCUMENTS AND RECORDS

A.   SERVICING DOCUMENTS AND
RECORDS. . . . . . . . . . . . . . . . .   21
     B.   REPORTS AND CREDIT AGENCIES. .   22

                     XI.

INDEMNIFICATION. . . . . . . . . . . . .   22

                    XII.

TERM AND TERMINATION . . . . . . . . . .   23

                    XIII.

ARBITRATION AND ATTORNEYS' FEES. . . . .   23

                    XIV.

WAIVERS. . . . . . . . . . . . . . . . .   24

                     XV.

NOTICES. . . . . . . . . . . . . . . . .   24

                    XVI.

ASSIGNABILITY. . . . . . . . . . . . . .   25

                    XVII.

FURTHER ASSURANCES . . . . . . . . . . .   25

                   XVIII.

COUNTERPARTS . . . . . . . . . . . . . .   25

                    XIX.

ENTIRE AGREEMENT; AMENDMENTS . . . . . .   26

                     XX.

INSPECTION . . . . . . . . . . . . . . .   26

                    XXI.

LIMIT ON TRUSTEE'S PAYMENT
OBLIGATIONS. . . . . . . . . . . . . . .   26

                    XXII.

SERVICER NOT TO RESIGN . . . . . . . . .   26

                   XXIII.

MERGER OR CONSOLIDATION OF, OR
ASSUMPTION OF THE
OBLIGATIONS OF, OR RESIGNATION OF
SERVICER . . . . . . . . . . . . . . . .   27

                    XXIV.
GOVERNING LAW. . . . . . . . . . . . . .   28

SCHEDULE  A  SUMMARY OF SERVICES         A-1
I.   SERVICES                             A-1
     A. CONTRACT SERVICES -
     COLLECTIONS                          A-1
     B. CONTRACT SERVICES - CUSTOMER
     SERVICE                              A-2

II.  A. SPECIAL COLLECTION ACTIVITIES
                                          A-4
        1. Repossession and Sale          A-4
        2. Credit Enhancement Claims FilingA-4
        3. Deficiency                     A-5
        4. Bankruptcies                   A-6
        5. Disability                     A-6
        6. Allotments                     A-7
        7. Skips                          A-7

III. FEE SCHEDULE                         A-7
     A.   GENERAL SERVICING               A-7
     B.   EXPENSE REIMBURSEMENT           A-8
     C.   DEFICIENCY SERVICING            A-8

SCHEDULE B  SERVICER MONTHLY
ACTIVITY REPORT                           B-1

SCHEDULE C  REQUEST FOR RELEASE OF
DOCUMENTS                                 C-1

SCHEDULE D  RELEASE AND
ASSIGNMENT                                D-1


         MASTER SERVICING AGREEMENT

     This MASTER SERVICING AGREEMENT
is entered into as of March 1, 1997 (this "Servicing
Agreement")  among AEGIS AUTO FINANCE,
INC., a Delaware corporation, as servicer
(hereinafter referred to as "Servicer" and, in its separate capacity as the originator of the Receivables described herein, the "Originator"),
NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION, a national banking association, in its capacity as backup servicer (hereinafter referred to as "Backup Servicer") and NORWEST BANK
MINNESOTA, NATIONAL ASSOCIATION, in its
capacity as trustee (hereinafter referred to as "Trustee") under that certain Master Trust
Agreement dated as of March 1, 1997 (the "Master
Trust Agreement"), between Aegis Auto Funding
Corp. IV, a Delaware corporation, as Seller, and Norwest Bank Minnesota, National Association as
Trustee for the holders from time to time of the Automobile Receivable Pass-Through Certificates to be issued by the Trusts created pursuant to the Master Trust Agreement.

I.   RECITALS

          WHEREAS, Servicer provides
portfolio management services, including collection assistance, loan administration and financial reporting to financial institutions in connection with motor vehicle retail installment sales contracts, and

          WHEREAS, Norwest Bank
Minnesota, National Association, in its capacity as Trustee, is or will become the holder of those motor vehicle retail installment sales contracts referred to in Exhibit A to various Pooling and Servicing Agreements executed and delivered by the Seller and the Trustee from time to time pursuant to the Master Trust Agreement (as such Exhibits are amended or deemed amended pursuant to the related
Pooling and Servicing Agreements on any Funding
Date, hereinafter referred to as "Receivables") which Receivables were originated by the Originator, subsequently sold to the Seller pursuant to a Master Purchase Agreement dated as of March
1, 1997 (the "Purchase Agreement") between the
Originator and the Seller and subsequently deposited by the Seller with the Trustee pursuant to the terms of the related Pooling and Servicing Agreements, and

          WHEREAS, pursuant to the Pooling
and Servicing Agreements, the Back-up Servicer and the Trustee, on behalf of each trust created under the Pooling and Servicing Agreements, desires to avail itself of the services provided by Servicer, then

     Let this be the terms and conditions of this Servicing Agreement:

II.  DEFINITIONS

     Capitalized terms not otherwise defined
     herein shall have the meanings ascribed
     thereto in the Master Trust Agreement or in the Standard Terms referred to therein.
     Whenever used in this Servicing Agreement, the following terms shall have the following meanings.


     Credit Agency. A recognized agency to
     which Servicer reports delinquencies,
     repossessions and redemptions.

     Independent Public Accountants. Means any of (a) Arthur Andersen & Co., (b) Deloitte
     & Touche, LLP, (c) Coopers & Lybrand,
     (d) Ernst & Young LLP, (e) KPMG Peat
     Marwick and (f) Price Waterhouse, or such other nationally recognized firm of independent accountants as shall be acceptable to the parties hereto and the Rating Agencies; provided, that such firm is independent with respect to the Servicer within the meaning of the Securities Act of 1933, as amended.

     Loan Documents. Has the meaning set forth in paragraph III.B.9.


III. SERVICING RELATIONSHIP

     A. NATURE AND SCOPE OF
     RELATIONSHIP

          The Servicer hereby agrees to service
and administer the Receivables for each Trust established pursuant to the Master Trust Agreement and a related Pooling and Servicing Agreement and render those services described in this Servicing
Agreement and in the attached Schedule A. In performing its duties under this Servicing
Agreement, the Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable, within the terms of the related Pooling and Servicing Agreements and this Servicing
Agreement. Servicer acknowledges receiving a copy of the Pooling and Servicing Agreement dated as of March 1, 1997 relating to the creation of the Aegis Auto Receivables Trust 1997-1 and agrees to promptly acknowledge receipt of copies of each Pooling and Servicing Agreement relating to a trust created after the initial Closing Date. Servicer shall report in writing solely to such officers or other employees of the Backup Servicer and the Trustee as the Trustee and the Backup Servicer may designate from time to time in writing.

          Nothing in this Servicing Agreement
shall be construed as establishing an agency, an employment or a partnership or joint venture between the Backup Servicer, Trustee, any third party contract purchaser and Servicer.

          Furthermore, Backup Servicer shall
not use or permit the use of Servicer's name or the names of any of Servicer's affiliates in any advertising or promotional materials prepared by Backup Servicer or on Backup Servicer's behalf without the prior written consent of Servicer.

          Compensation payable to the Servicer
under this Servicing Agreement shall be payable by the Trustee solely from the Trust Property in accordance with the terms of the related Pooling and Servicing Agreements, and except as provided in the Pooling and Servicing Agreements, none of the Trusts, the Trustee or the Certificateholders will have any liability to the Servicer with respect thereto. In accordance with Section 4.04 of the Standard Terms, such compensation shall be paid to the Servicer and/or one or more subservicers as the Servicer may from time to time direct in writing to the Trustee.

          In the event the Backup Servicer shall
for any reason no longer be acting as such (including by reason of resignation or an Event of Backup Servicing Default as specified in Section
4.02 or 10.01, respectively, of the Standard
Terms), the successor Backup Servicer shall thereupon assume all of the rights and obligations of the outgoing Backup Servicer under this Servicing
Agreement; provided, however that the successor
Backup Servicer shall not be liable for any acts, omissions or obligations of the outgoing Backup
Servicer prior to such succession or for any breach by the outgoing Backup Servicer of any of its representations and warranties contained in this Servicing Agreement or in any related document or agreement and the outgoing Backup Servicer shall not be relieved of any liability or obligation hereunder to the extent such obligation or liability arose prior to the assumption by the successor
Backup Servicer of the obligations of the Backup
Servicer hereunder.

     B. GENERAL CONDITIONS

          1.   Servicer agrees to provide the
services hereunder during the term hereof.
Servicer, Backup Servicer and Trustee each represent and warrant that it is duly authorized to enter into the arrangements contemplated hereby with respect to the Receivables.

          2.   Servicer may make such
communications with third parties and the ultimate
Obligor as are necessary and proper to perform the services provided for hereunder.

          3.   The Servicer hereby agrees to
act for each Trust as custodian of all the documents or instruments delivered to the Servicer with respect to each Receivable of such Trust, and any and all other documents that Servicer receives, creates, generates, or otherwise possesses which relate to a Receivable, an Obligor or a Financed Vehicle, provided, however, that the Custodian Files, including the original of the motor vehicle installment sale contract and the original certificate of title or such documents evidencing the security interest of the related trust in the Financed Vehicle or efforts made by the Trustee or its assignor to perfect such security interest shall be held by the Custodian, which shall be the Trustee. The
Servicer shall maintain in its files for each Trust, separate and segregated from the files of each other
Trust, copies, computer records or originals of each of the following documents with respect to each related Receivable and the Financed Vehicle related thereto:

          (i)   application of the Obligor
         for credit;

         (ii)   a copy (but not the original)
         of the retail installment sale contract
         and any amendments thereto;
         provided, however, that the Servicer
         shall deliver any original amendments
         to the retail installment sale contract
         to the Trustee immediately following
         execution thereof;

           (iii)    a copy (but not the original)
         of a certificate of title with a lien
         notation or an application therefor;
         and

         (iv)   such other documents as the
         Servicer may reasonably request in
         order to accomplish its duties under
         this Servicing Agreement.

     Items (i), (ii), (iii) and (iv) shall be referred to collectively as the "Servicer Files."

         4.   Upon receipt of the
documentation indicated in Paragraph III.B.3,
Servicer shall establish a physical file for each Receivable, which shall contain the Servicer Files, as well as copies of all reports developed by or information received by Servicer with respect to the Receivable, including insurance certificates and reports of collection activities.

         In its capacity as custodian of such
files, Servicer shall hold the Servicer Files and all related files and documents on behalf of the related trust, and maintain such accurate and complete accounts, records, and computer systems pertaining to the Receivables using reasonable care and that degree of skill and attention with respect to the Receivables and the files and documents as is customary with other companies in the industry that service motor vehicle installment sales contracts for themselves as well as for others.

         The Servicer shall keep satisfactory
books and records pertaining to each Receivable and shall make periodic reports in accordance with this Servicing Agreement. Such records may not be destroyed or otherwise disposed of except as provided herein and as allowed by applicable laws, regulations or decrees; provided, that, such records may be released to the Seller if the related
Receivable is paid in full, the related Financed
Vehicle is repossessed, the Receivable has been either repurchased or replaced pursuant to the Purchase Agreement with a Substitute Receivable
(as defined therein) or the Receivable otherwise is no longer being serviced by the Servicer pursuant to this Servicing Agreement. All documents, whether developed or originated by the Servicer or not, reasonably required to document or to properly administer any Receivable shall remain at all times the property of the related trust. The Servicer shall not acquire any property rights with respect to such records, and shall not have the right to possession of them except as subject to the conditions stated in this Servicing Agreement. The Servicer shall bear the entire cost of restoration in the event any Loan
Documents (as defined below) shall become damaged, lost or destroyed.

         5.    Servicer shall make available
to the Backup Servicer, the Trustee and the related
Certificateholders, or their duly authorized representatives, attorneys, or auditors, the Servicer
Files and any related accounts, records, and computer systems maintained by the Servicer, at such times as the Backup Servicer, the Trustee or any Certificateholder shall reasonably instruct, but without disrupting Servicer's operations. Without otherwise limiting the scope of the examination, the Backup Servicer, the Trustee or any Certificateholder may, upon at least two (2)
Business Days' prior notice and at its own expense, using generally accepted audit procedures, verify the status of each Receivable and review the Loan
Documents and records relating thereto for conformity to monthly reports prepared pursuant to paragraph IV.I. and compliance with the standards represented to exist as to each Receivable in this Servicing Agreement. Nothing herein shall require the Trustee or any Certificateholder to conduct any inspection pursuant to this Section.

         6.    Within five (5) Business Days
following the last day of each Collection Period, the Servicer shall forward to the Backup Servicer, via electronic transfer in a format mutually acceptable to the Servicer and the Backup Servicer, its computerized records reflecting, for each Trust, (i) all collections received during such Collection
Period with respect to the Receivables and (ii) information as of the last day of each Collection
Period regarding repossessed Financed Vehicles and sales of repossessed Financed Vehicles. Within three (3) Business Days of receipt of the foregoing information, the Backup Servicer shall input such information onto its computer system such that such information is immediately available to the Backup
Servicer. The Backup Servicer shall then review such information within five (5) Business Days of its input onto the Backup Servicer's computer system and compare it to the information reported by the Servicer in its Monthly Servicing Certificates delivered to the Backup Servicer and Trustee with respect to each Trust in the form of Schedule B (the
"Monthly Servicing Certificates").  Any
discrepancies shall then be immediately reported to the Servicer, who shall have ten (10) Business Days from receipt of notice of discrepancies to correct all such discrepancies. Any discrepancies which cannot be corrected in such time period shall be reported by the Servicer to the Trustee, and the related Certificateholders.

         7.    On Monday of each week
beginning March 21, 1997, the Servicer shall forward to the Backup Servicer, via electronic transfer in form mutually acceptable to the Servicer and the Backup Servicer, its computerized records reflecting, for each Trust, (i) all collections received during the preceding calendar week with respect to the Receivables and (ii) a listing of all Receivables with the date through which payments have been made by the Obligor.

         8.    Other than the duties
specifically set forth in this Servicing Agreement, the Backup Servicer shall have no obligation hereunder. The Backup Servicer shall have no liability for any action taken or omitted by the Servicer. The duties and obligations of the Backup
Servicer shall be determined solely by the express provisions of this Servicing Agreement and the Pooling and Servicing Agreements and no implied covenants or obligations shall be read into this Servicing Agreement against the Backup Servicer.


         9.    Unless otherwise specified
herein, the Servicer shall maintain physical possession, or computerized records, of good and legible copies of the Servicer Files received by it;
such other instruments or documents that modify or supplement the terms or conditions of any of the foregoing; and, all other instruments, documents, correspondence and memoranda generated by or coming into the possession of the Servicer
(including, but not limited to, insurance premium receipts, ledger sheets, payment records, insurance claim files, correspondence and current and historical computerized data files) that are required to document or service any Receivable.
Collectively, all of the documents described in this paragraph III.B.9 with respect to a Receivable are referred to as "Loan Documents." The Servicer shall hold all Loan Documents in trust for the benefit of the related Certificateholders and the related Trust; all Loan Documents shall remain the property of such Trust. The Servicer shall respond to all third party inquiries concerning ownership of the Receivables by indicating that the Receivables have been assigned to the applicable Trust.

         10.   The Servicer may employ or
otherwise utilize subservicers and enter into subservicing agreements in carrying out its duties and obligations under this Servicing Agreement, provided that the subservicers and the terms of any such subservicing agreement shall have been approved by the Majority Certificateholders for each Trust affected thereby, and provided that, except as provided herein, the duties of such subservicer shall be limited by the terms and conditions of this Servicing Agreement. The
Servicer is expressly authorized to enter into subservicing agreements with American Lenders
Facilities, Inc. ("ALFI") and Systems and Services
Technology, Inc. ("SST"), the forms of which agreements are annexed hereto as Exhibits A and B, respectively. Notwithstanding any provision hereof to the contrary, but subject to the proviso to this sentence, ALFI and SST shall service the Receivables in accordance with the provisions of their respective subservicing agreements and, in the event of a conflict between any such subservicing agreement and this Servicing Agreement, the subservicing agreement shall control the duties and obligations of SST and ALFI; provided, however, that, for the purpose of preserving the separate status of each Trust as a grantor trust for federal income tax purposes, each subservicer shall comply with the provisions of paragraphs IV.B, F, M.4,
M.5 and O, VI, IX, and A.3.c and A.3.e of
Schedule A, each of which provisions shall be deemed to be incorporated into the related subservicing agreement; provided, further, that neither ALFI nor SST nor any other Servicer or subservicer shall have any authority to perform any act which, if consummated, would cause the Trust to fail to be treateed as a trust for federal income tax purposes. Any subservicing agreement entered into by the Servicer shall provide that the Majority
Certificateholders of each Trust affected thereby shall have the right to direct the Servicer to terminate such subservicing arrangement with respect to such Trust if (a) the Majority
Certificateholders of such Trust reasonably determine that the subservicer is failing to perform its obligations thereunder and (b) such failure materially reduces the amount recovered on defaulted loans. The Servicer agrees to promptly terminate a subcontracting arrangement with respect to any Trust if directed to do so by the Majority
Certificateholders of such Trust.

IV.  ADMINISTRATION AND SERVICING OF
     RECEIVABLES

     A.  DUTIES OF SERVICER

         The Servicer shall service and
administer the Receivables in compliance with all applicable Federal and State laws and regulations governing the Servicer and the Receivables, and shall act prudently and in accordance with customary and usual servicing procedures for other institutional servicers and applicable law, and, to the extent not inconsistent with the foregoing, shall exercise that degree of skill and care it uses for servicing assets held for its own account.

         The Servicer's duties shall include
collection and posting of all payments, responding to inquiries by Obligors or by Federal, State, or local governmental authorities on the Receivables, investigating delinquencies, sending payment books or monthly statements to Obligors, responding to inquiries by Obligors with respect to the Receivables and furnishing Monthly Servicing
Certificates to the Trustee with respect to distributions and any additional information reasonably requested by the Trustee to enable the Trustee to make distributions and produce reports required under the related Pooling and Servicing
Agreements.

         Without limiting the generality of the
foregoing, the Servicer shall be authorized and empowered to execute and deliver any and all instruments of satisfaction or cancellation, and all other comparable instruments, with respect to the Receivables or the Financed Vehicles.

         If the Servicer shall commence a legal
proceeding to enforce a Receivable, the Trustee, acting on behalf of the related Trust, shall thereupon be deemed to have automatically assigned such Receivable to the Servicer which assignment shall be solely for the purpose of collection. The
Trustee, acting on behalf of the related Trust, shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

     B.  MAINTENANCE OF RECORDS

         The Servicer shall maintain accounts
and records as to each Receivable accurately and in sufficient detail to permit: (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and which Trust owns such Receivable; (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time owing in respect of such Receivable.

         To the extent that such records are
maintained on a computer system, the Servicer shall also maintain such computer system so that the Servicer's master computer records (including archives) that shall refer to each Receivable indicate that such Receivable is owned by the related Trust.

         Such accounts and records shall be
kept only for as long as Servicer is servicing the Receivables for the related Trust.

         At all times during the term hereof,
for so long as Aegis Auto Finance, Inc. is acting as Servicer, the Servicer shall keep available at its office located at 525 Washington Boulevard, Jersey
City, New Jersey 07310 (or such other location as to which it shall give written notice to the Trustee and each applicable Certificateholder), for inspection by Certificateholders a copy of the list of Receivables for each Trust, and shall mail a copy of the applicable list to a Certificateholder upon written request.

     C.  MAINTENANCE OF SECURITY
     INTEREST

         The Servicer shall cooperate with the
Seller in taking such steps as are necessary to maintain perfection of the security interest created by each Receivable in the respective Financed
Vehicle. The Trustee, on behalf of each Trust, hereby authorizes and the Servicer hereby agrees to take such steps (and at the related Trust's expense) as are necessary to re-perfect such security interest on behalf of such Trust in the event such re-perfection is necessary or advisable for any reason.
The title to each Financed Vehicle relating to a Receivable included in each Trust initially shall bear a notation of a lien in the name of the Originator.

     D.  COLLECTION OF RECEIVABLE
     PAYMENTS

         The Servicer shall use its best efforts
to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due.

         In addition, the Servicer, on behalf of
the related Trust, shall use its best efforts to repossess or otherwise recover the Financed Vehicle securing any Receivable as to which the Servicer shall have determined, after consultation with Seller if Servicer so requests, that eventual payment in full is unlikely and such repossession or recovery is permitted under the terms of the Receivable and any applicable law. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating the Financed
Vehicle into cash proceeds.

           Subject to the provisions of
paragraph IV.A. above, the Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of automotive receivables, which may include selling the Financed Vehicle at public or private sale in accordance with applicable state law.
The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless the Servicer shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds or Insurance Proceeds by an amount greater than the amount of such expenses.

     E.  PHYSICAL DAMAGE INSURANCE

         1.    The Servicer, in accordance
with its customary servicing procedures, shall use its best efforts to ensure that each Obligor maintains physical damage insurance covering the Financed
Vehicle throughout the lesser of the term of the related Trust or the Receivable.

         2.    In the event of any physical
loss or damage to a Financed Vehicle from any cause, whether through accidental means or otherwise, the Servicer shall have no obligation to cause the affected Financed Vehicle to be restored or repaired. However, the Servicer shall comply with the provisions of any insurance policy or policies directly or indirectly related to any physical loss or damage to a Financed Vehicle.

         3.    The Servicer will administer
the filings of claims under the VSI Insurance Policy and the Risk Default Insurance Policies as provided under paragraph IV.L. hereof.

     F.  COVENANTS OF THE TRUSTEE
AND SERVICER; NOTICES

         1.    The Servicer shall (1) prior to
a default with respect to a Receivable, not release any Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or upon transfer of the Financed Vehicle to a successor purchaser following repossession by the Servicer, (2) not impair the rights of the Certificateholders or the Trustee in the Receivables, (3) not increase the number of Scheduled Payments due under a Receivable except as permitted in paragraph A.3.e of Schedule A, (4) prior to the termination of the related Trust, not sell, pledge, assign, or transfer to any other Person, or grant, create, incur, assume, or suffer to exist any Lien on any Receivable transferred to such Trust or any interest therein, except for assignment to the Risk Default Insurer upon its request after the Risk Default Insurer has paid a claim in full, (5) immediately notify the Trustee of the existence of any material Lien on any Receivable, (6) defend the right, title, and interest of the related Trust in, to and under the Receivables transferred to such Trust, against all claims of third parties claiming through or under the Servicer,
(7) deposit into the Lock-Box Account all payments received by the Servicer with respect to the Receivables in accordance with this Servicing
Agreement and the related Pooling and Servicing
Agreement, (8) comply in all respects with the terms and conditions of this Servicing Agreement relating to the obligation of Seller to repurchase
Receivables from a Trust pursuant to the related
Pooling and Servicing Agreement, or the obligation of the Originator to repurchase Receivables from the Seller pursuant to the Purchase Agreement, (9) promptly notify the Trustee of the occurrence of any Event of Servicing Default, and any breach by the Backup Servicer of any of its covenants or representations and warranties contained herein,
(10) with the cooperation of the Seller, make any filings, reports, notices, or applications and seek any consents or authorizations from any and all government agencies, tribunals, or authorities in accordance with the UCC and any state vehicle license or registration authority on behalf of the related Trust as may be necessary or advisable or reasonably requested by the Majority
Certificateholders to create, maintain, and protect a first-priority security interest of such Trustee in, to, and on the Financed Vehicles and a first-priority security interest of the related Trust in, to, and on the Receivables transferred to it and (11) take all reasonable action necessary to maximize the returns pursuant to the Risk Default Insurance Policies and the VSI Insurance Policy.

         2.    The Trustee shall promptly
notify the Servicer of any actual knowledge on its part (i) of any abandonment of any Financed
Vehicle by an Obligor, (ii) of any material change in the condition or value of any Financed Vehicle,
(iii) of any waste committed with respect to any Financed Vehicle; (iv) of any failure on the part of an Obligor to keep the Financed Vehicle insured or in good condition and repair, (v) of any permanent or substantial injury to a Financed Vehicle caused by unreasonable use, abuse or neglect or (vi) of any other matter which would adversely affect or result in diminution of the value of any Financed Vehicle.

         3.    The Servicer will promptly
advise the Trustee of any inquiry received from an Obligor which contemplates the consent of the Trustee. Inquiries contemplating consent of the Trustee shall include, but not be limited to, inquiries about settlement of any unasserted claim or defense, or compromise of any amount an Obligor owes or any other matters the Servicer should reasonably understand are not within the Servicer's authority under this Servicing
Agreement.

         4.    Notwithstanding any other
provision of this Servicing Agreement, the Trustee and the Backup Servicer (except if and when the Backup Servicer is acting as the Servicer hereunder) shall be under no duty or obligation to investigate or inquire into the status of any Obligor or Financed Vehicle and "actual knowledge" referred to in subparagraphs 2 and 3 of this paragraph IV.F.
shall be limited to actual knowledge of a Trustee
Officer.

     G.  PURCHASE OF RECEIVABLES
UPON BREACH

         The Servicer shall inform the Trustee,
the Backup Servicer and each affected
Certificateholder promptly, in writing, upon the discovery of any breach pursuant to Section 3.01 of the Standard Terms or Article VI of a Pooling and Servicing Agreement. The Servicer has no duty to investigate or determine the existence of any breach except as specified herein. Unless the breach shall have been cured within the time periods specified in
Section 3.02 of the Standard Terms, the Trustee shall use all reasonable efforts to cause the Seller to repurchase or replace the affected Receivables in accordance with Section 3.02 of the Standard
Terms, and enforce the repurchase or substitution obligations of the Originator under Section 7.02 of the Purchase Agreement. In consideration of the purchase of such Receivable, the Trustee shall use all reasonable efforts to cause the Seller or the Originator to remit the Purchase Amount or the substitute Receivable to the Trustee for deposit to the applicable Trust. The Trustee's rights with respect to this paragraph IV.G. shall not subject the Trustee to any duty or obligation upon a breach by the Seller or the Originator of its representations, warranties or covenants as set forth above, other than to take action as described herein and as may be directed by the applicable Certificateholders in accordance with and subject to the condition and limitation set forth in the related Pooling and Servicing Agreement.

     H.  SERVICING FEE

         The Servicer shall be paid a monthly
servicing fee ("Servicing Fee") with respect to each Receivable serviced under this Servicing Agreement during a Collection Period in accordance with paragraph III of Schedule A hereto. The Servicing
Fee shall be due on the
succeeding Distribution Date, provided that a portion thereof may accrue and payment of such portion may be deferred in accordance with such paragraph III of Schedule A hereto. In the event this Servicing Agreement is terminated on a date other than the last day of a Collection Period, then the Servicing Fee for such period shall be determined on a pro rata basis. In the event that the Backup Servicer assumes the responsibilities and obligations of the Servicer under this Servicing
Agreement, the Backup Servicer shall be entitled to receive its normal and customary fee for such services with respect to comparable quality
Receivables, not to exceed those set forth in the Fee
Schedule set forth in paragraph III of Schedule A attached hereto.

     I.        MONTHLY SERVICING
CERTIFICATES

         The Servicer shall deliver to the
Trustee (which shall deliver a copy to each applicable Certificateholder) and the Seller, on each Determination Date, a Monthly Servicing Certificate with respect to each Trust, substantially in the form of Schedule B hereto containing all information necessary for the Trustee to calculate and make the distributions with respect to each Trust pursuant to
Section 5.06 of the Standard Terms and the related
Pooling and Servicing Agreements.

     J.  ANNUAL STATEMENT AS TO
         COMPLIANCE; ACCOUNTANTS'
         SERVICING REPORT

         1.    The Servicer shall deliver to
the Backup Servicer, the Trustee and each Certificateholder, on or before September 30 of each year, an Officer's Certificate, dated effective as of the end of the Servicer's fiscal year, beginning with the fiscal year ended June 30, 1997, stating that (i) a review of the activities of the Servicer during the preceding 12-month period and of its performance under this Servicing Agreement has been made under such officer's supervision and (ii) based on such review, the Servicer has materially fulfilled all its obligations under this Servicing
Agreement throughout such fiscal year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Certificateholder by a request in writing to the Servicer from any such Certificateholder.

         2.    Unless required more
frequently by the Majority Certificateholders of every Trust, within 90 days after the end of each fiscal year of the the Servicer, commencing June
30, 1997, the Servicer at the expense of the Trusts, shall cause a firm of Independent Public
Accountants to furnish a statement to the Trustee and each Certificateholder to the effect that such firm has examined certain documents and records relating to the servicing of the Receivables and the reporting requirements with respect thereto as set forth in this Servicing Agreement, and that, on the basis of such examination, such servicing and reporting requirements have been conducted in compliance with this Servicing Agreement, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such statement.

         3.    The Servicer shall deliver to
the Trustee, the Backup Servicer and each Certificateholder, promptly after having obtained actual knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of the Servicer of any event which with the giving of notice or lapse of time, or both, would become an Event of Back-up Servicing
Default under Section 10.01 of the Standard Terms or an Event of Servicing Default under paragraph
VI hereof.

     K.  ACCESS TO CERTAIN
         DOCUMENTATION AND
         INFORMATION REGARDING
         RECEIVABLES

         The Trustee and the Servicer shall,
upon written request, each provide to or cause the related Certificateholders to have access to its Custodian Files or Servicer Files, as the case may be, relating to the Receivables. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the offices of the Trustee or the Servicer, as the case may be. Nothing in this Section shall affect the obligation of the Trustee or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Trustee or the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this paragraph IV.K.

     L.  RESPONSIBILITY FOR
         INSURANCE POLICIES;
         PROCESSING OF CLAIMS UNDER
         INSURANCE POLICIES; DAILY
         RECORDS AND REPORTS

         1.    The Servicer, on behalf of
each Trust, will administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Insurance Policies relating to the Receivables. The Servicer, on behalf of each Trust, shall verify that an endorsement listing each Receivable has been issued with respect to each Receivable under the applicable Risk Default
Insurance Policy, that each Receivable is listed by the VSI Insurer as covered under the VSI Insurance
Policy, and that the Risk Default Insurance Policies name the Trustee as the insured and the VSI
Insurance Policy names the Trustee as an additional insured.

         2.    The Servicer will administer
the filings of claims under the VSI Insurance Policy and Risk Default Insurance Policies by filing the appropriate notices related to claims as well as claims with the respective carriers or their authorized agents, all in accordance with the terms of the VSI Insurance Policy and Risk Default
Insurance Policies. The Servicer shall file all such claims regardless of whether a Receivable may have become a Purchased Receivable or a Liquidated
Receivable. The Servicer shall file such claims on a timely basis after obtaining knowledge of the events giving rise to such claims, subject to the servicing standard set forth in paragraph IV.A.
hereof. The Servicer will utilize such notices, claim forms and claim procedures as are required by the respective insurance carriers. The Servicer shall notify the Trustee and Seller of (i) any such claims actually denied under the applicable Risk
Default Insurance Policy or VSI Insurance Policy and (ii) those claims which would have been denied under such Risk Default Insurance Policy or VSI
Insurance Policy had the Receivable(s) not been repurchased from the related Trust, and in both cases, the reasons for such denials. The Servicer shall cause all Insurance Proceeds to be deposited to the Lock-Box Account within two (2) Business
Days of receipt thereof.

         The Servicer shall not be required to
pay any premiums or, other than administering the filing of claims and performing reporting requirements specified in the VSI Insurance Policy and Risk Default Insurance Policies in connection with filing such claims, perform any obligations of any named insured under the foregoing VSI
Insurance Policies and Risk Default Insurance
Policies, and shall not be required to institute any litigation or proceeding or otherwise enforce the obligations of any insurer thereunder.
Notwithstanding any provision to the contrary in a Pooling and Servicing Agreement, the Servicer shall not be responsible to any Certificateholder or the Seller (i) for any act or omission to act done in order to comply with the requirements or satisfy any provisions of the VSI Insurance Policy or any Risk Default Insurance Policy or (ii) for any act or omission to act, absent willful misconduct or gross negligence, done or omitted in compliance with this Servicing Agreement. In the case of any inconsistency between this Servicing Agreement and the terms of any VSI Insurance Policy or Risk
Default Insurance Policy, the Servicer shall comply with the latter.

         3.    Notwithstanding any other
provision in this Servicing Agreement to the contrary, the Trustee and the Backup Servicer, unless it is acting as Servicer, shall not be under any obligation to administer the Receivables as required by the VSI Insurance Policy and/or the Risk Default Insurance Policies.

     M.  ENFORCEMENT

         1.  The Servicer will, consistent with
the standard of care required by paragraph IV.A.
hereof, act with respect to the Receivables and the Insurance Policies in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto.

         2.  The Servicer may and shall, at the
direction of the Trustee, sue to enforce or collect upon the Receivables and the Insurance Policies
(including unpaid claims), with the prior approval of the Trustee, in the name of and as agent for the related Trust. If the Servicer commences a legal proceeding to enforce a Receivable or an Insurance
Policy, the act of commencement shall be deemed to be an automatic assignment of the Receivable and the related rights under the Insurance Policies by the Trustee to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Receivable or an Insurance
Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Receivable or the Insurance Policy, the Trustee, on behalf of the applicable Trust, shall, at the Servicer's request, take such steps as the Servicer deems reasonably necessary to enforce the Receivable or the Insurance Policy, including bringing suit in its name or the names of the related
Certificateholders. The Servicer shall be entitled to reimbursement for expenses incurred in connection with enforcement or collection activities with respect to the Receivables pursuant to this paragraph IV.M.2.

         3.  The Servicer shall exercise any
rights of recourse against third persons that exist with respect to any Receivable in accordance with the Servicer's usual practice and the standard of care required by paragraph IV.A hereof. In exercising such recourse rights, the Servicer is hereby authorized on the Trustee's behalf to reassign the Receivable and to deliver the certificate of title to the Financed Vehicle to the person against whom recourse exists at the price set forth in the document creating the recourse.

         4.    The Servicer may not permit
any rescission or cancellation of any Receivable nor may it take any action with respect to any Receivable or Insurance Policy which would materially impair the rights or interest of the related
Trust or the Certificateholders therein or in the proceeds thereof.

         5.  Except as otherwise provided in
paragraph I.A.3 of Schedule A hereto, the Servicer may not increase or reduce the amount of any Scheduled Payments, change any Receivable, APR, extend the maturity date of or rework any Receivable, modify or change any Obligor with respect to any Receivable or modify any other material term of a Receivable.

     N.  PAYMENT IN FULL ON
RECEIVABLE

         Upon payment in full on any
Receivable, the Servicer shall notify the Custodian pursuant to Section 3.03 of the Standard Terms of the related Pooling and Servicing Agreement, prior to the next succeeding Distribution Date, by a certificate of a Servicing Officer substantially in the form of Schedule C hereto and request for release of the related Custodian File (which certificate shall include a statement to the effect that all amounts received in connection with such payment in full which are required to be deposited in the Collection
Account or the Lock-Box Account pursuant to
Section 5.02 of the Standard Terms of the related
Pooling and Servicing Agreement have been so deposited). Upon receipt of such request, the Custodian shall promptly release or cause to be released such Receivable and the related Custodian
File by executing a release and assignment in the form of Schedule D hereto, which shall be without recourse to the Trustee. The Custodian shall be authorized, upon receipt of a request for release from the Servicer in the form of Schedule C hereto, to execute an instrument in satisfaction of such Receivable and to take such other actions and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate the security interest in the Financed
Vehicle related thereto. Upon request of a Servicing Officer, the Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in enforcement of the Certificateholders' rights and remedies with respect to the Receivables.

     O.  SUBSTITUTION OF COLLATERAL


         In the event a Financed Vehicle
sustains significant physical damage such that the insurance company carrying the physical damage insurance covering such Financed Vehicle determines that the Financed Vehicle is not repairable, the Servicer or the Seller may permit the Obligor to pledge a vehicle of equal or greater market value than that of the Financed Vehicle immediately prior to sustaining the physical damage, provided, that any such substitution shall not be made if to do so would void coverage of the related Receivable under the VSI Insurance Policy or the related Risk Default Insurance Policy, and provided further that the value of Financed Vehicles
(prior to sustaining the physical damage) for which substitutions may be made with respect to any Trust shall not exceed in the aggregate ten percent (10%) of the Original Pool Balance of such Trust. The second vehicle shall be substituted as the collateral
("Substituted Financed Vehicle") for the Receivable and the terms of the Receivable shall not be amended or modified except to reflect the substituted collateral. The Servicer shall, within 90 days of the purchase of the Substituted Financed
Vehicle, cause the certificate of title for the Substituted Financed Vehicle to be delivered to the Trustee as Custodian pursuant to Section 3.03 of the Standard Terms; provided, however, that if the certificate of title is not delivered to the Trustee within such 90-day period, the Seller shall be deemed to be in breach of its representations and warranties in the Pooling and Servicing Agreement.
In accordance with Section 3.03 of the Standard
Terms, the Servicer shall make appropriate notation in its records of the substitution of the collateral.

     P.  FIDELITY BOND AND ERRORS
AND OMISSIONS INSURANCE

         The Servicer shall maintain, at its own
expense, (i) an errors and omissions insurance policy and (ii) a blanket fidelity bond (but only to the extent any subservicer appointed by the Servicer to perform collection activities and related services pursuant to paragraph III.B.10 hereof does not maintain a blanket fidelity bond with respect to such servicing functions to be performed hereunder;
provided if the Servicer does participate in performing any such functions, it shall maintain a blanket fidelity bond), in each case with broad coverage with responsible companies on all officers, employees or other persons acting on behalf of the Servicer in any capacity with regard to the Receivables to handle funds, money, documents and papers relating to the Receivables. Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons and shall be maintained in a form and amount that would meet the requirements of prudent institutional motor vehicle installment sales contract servicers. No provision of this paragraph IV.P.
requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Servicing Agreement. The Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond and errors and omissions policy coverage and, by the terms of such fidelity bond and errors and omission policy, the coverage afforded thereunder extends to the Servicer. The Servicer shall cause each and every subservicer for it to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements. Upon request of the Trustee, the Servicer shall cause to be delivered to the Trustee a certification evidencing coverage under such fidelity bond and insurance policy. Any such fidelity bond or insurance policy shall not be cancelled or modified in a materially adverse manner without ten days' prior written notice to the Trustee and the Certificateholders.

V.   REPRESENTATIONS AND
     WARRANTIES

     A.  REPRESENTATIONS AND
     WARRANTIES OF SERVICER

         1.    Servicer is a corporation duly
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has full corporate power and authority to enter into this Servicing Agreement and to carry out the provisions of this Servicing
Agreement.

         2.    This Servicing Agreement and
all other instruments or documents to be delivered hereunder or pursuant hereto, and the transactions contemplated hereby, have been duly authorized by all necessary corporate proceedings of Servicer; this Servicing Agreement has been duly and validly executed and delivered by Servicer; and, assuming due authorization, execution and delivery by Backup
Servicer and the Trustee, this Servicing Agreement is a valid and legally binding agreement of Servicer enforceable in accordance with its terms.

         3.    The execution and delivery of
this Servicing Agreement by Servicer hereunder and the compliance by Servicer with all provisions of this Servicing Agreement do not conflict with or violate any applicable law, regulation or order and do not conflict with or result in a breach of or default under any of the terms or provisions of any contract or agreement to which Servicer is subject or by which it or its property is bound, nor does such execution, delivery or compliance violate the certificate of incorporation or bylaws of Servicer.

         4.    During the term of this
Servicing Agreement, Servicer will maintain fire and theft, general liability, business interruption and employee fidelity insurance coverage in such amounts and upon such terms as shall be customary given the nature and extent of Servicer's business activities.

         5.    The Servicer is not in
violation of, and the execution, delivery and performance of this Servicing Agreement by the Servicer will not constitute a violation with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would affect the performance of its duties hereunder;

         6.    No proceeding of any kind,
including but not limited to litigation, arbitration, judicial or administrative, is contemplated by or, to the Servicer's knowledge, pending or threatened against the Servicer which would under any circumstance have a material adverse effect on the execution, delivery, performance or enforceability of this Servicing Agreement;

         7.    To the best of Servicer's
knowledge all electronic data provided by the Servicer will be at the time of delivery thereof true and correct;

         8.    No information, certificate of
an officer, statement furnished in writing or report delivered to the Backup Servicer by the Servicer will, to the knowledge of the Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

         9.    The Servicer is an Eligible
Servicer as of the Closing Date and shall remain an Eligible Servicer throughout the term of this Servicing Agreement.

     B.  REPRESENTATIONS AND
     WARRANTIES OF BACKUP SERVICER

         1.    Backup Servicer is a national
banking association in good standing under the laws of the United States, and has full corporate power and authority to enter into this Servicing Agreement and to carry out the provisions of this Servicing
Agreement. Backup Servicer has all licenses, approvals and consents to conduct its business as contemplated by this Agreement, except to the extent that the failure to possess such licenses, approvals and consents does not have a material adverse effect on the ability of the Backup Servicer to perform its duties under this Servicing
Agreement.

         2.    This Servicing Agreement and
all other instruments or documents to be delivered hereunder or pursuant hereto, and the transactions contemplated hereby, have been duly authorized by all necessary corporate proceedings of Backup
Servicer; this Servicing Agreement has been duly and validly executed and delivered by Backup
Servicer; and, assuming due authorization, execution and delivery by Servicer, this Servicing
Agreement is a valid and legally binding agreement of Backup Servicer enforceable in accordance with its terms.

         3.    The execution and delivery of
this Servicing Agreement by Backup Servicer hereunder and the compliance by Backup Servicer with all provisions of this Servicing Agreement do not conflict with or violate any applicable law, regulation or order and do not conflict with or result in a breach of or default under any of the terms or provisions of any contract or agreement to which Backup Servicer is subject or by which it or its property is bound, nor does such execution, delivery or compliance violate the Certificate of Incorporation or Bylaws of Backup Servicer.



     C.  SURVIVAL OF
     REPRESENTATIONS AND
     WARRANTIES

     The representations and warranties set forth in this paragraph V are made as of the date of this Servicing Agreement and shall survive the date of this Servicing Agreement. Upon discovery by the Backup Servicer, the Trustee or the Servicer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

VI.  EVENTS OF SERVICING DEFAULT

     If any one of the following events ("Events of Servicing Default") shall occur and be continuing:

       (i)     Any failure by the Servicer to
               deliver to the Trustee any
               proceeds or payment required
               to be so delivered under the
               terms of this Servicing
               Agreement that shall continue
               unremedied for a period of
               two (2) Business Days after
               the earlier to occur of (a) the
               date on which written notice
               of such failure shall have
               been received by the Servicer
               or (b) a Servicing Officer
               shall have actual knowledge
               thereof or, with reasonable
               diligence, should have had
               knowledge thereof; or

      (ii)     Failure on the part of the
               Servicer to observe or to
               perform in any material
               respect any other covenants
               or agreements set forth in
               this Servicing Agreement
               which continue unremedied
               for a period of thirty (30)
               days after the earlier to occur
               of (a) the date on which
               written notice of such failure
               shall have been received by
               the Servicer or (b) a
               Servicing Officer shall have
               actual knowledge thereof or,
               with reasonable diligence,
               should have had knowledge
               thereof; or

     (iii)     The entry of a decree or
               order by a court or agency or
               supervisory authority having
               jurisdiction in the premises
               for the appointment of a
               conservator, receiver, trustee,
               or liquidator for the Servicer
               in any bankruptcy,
               insolvency, readjustment of
               debt, marshalling of assets
               and liabilities, or similar
               proceedings, or for the
               winding-up or liquidation of
               its affairs, and the
               continuance of any such
               decree or order unstayed and
               in effect for a period of thirty
               (30) consecutive days; or

      (iv)     The consent by the Servicer
               to the appointment of a
               trustee, conservator, receiver,
               or liquidator in any
               bankruptcy, insolvency,
               readjustment of debt,
               marshalling of assets and
               liabilities, or similar
               proceedings of or relating to
               the Servicer and involving
               substantially all of its
               property; or

       (v)     The Servicer shall admit in
               writing its inability to pay its
               debts generally as they
               become due, file a petition of
               any applicable bankruptcy,
               insolvency, or reorganization
               statute, make an assignment
               for the benefit of its
               creditors, or voluntarily
               suspend payment of its
               obligations; or

      (vi)     The failure by the Servicer to
               provide true and correct
               electronic data, in violation
               of representations and
               warranties made by the
               Servicer in paragraph V.A.
               hereof, which violation shall
               be material and shall continue
               unremedied for a period of
               30 days after the date on
               which written notice of such
               failure requiring the same to
               be remedied, shall have been
               sent (1) to the Servicer by the
               Trustee, or (2) to the
               Servicer and to the Trustee
               by the Holders of Certificates
               of any Trust evidencing not
               less than 20% of the Voting
               Interests thereof; or

     (vii)     The assignment by the
               Servicer to a delegate of its
               duties or rights hereunder,
               except as specifically
               permitted hereunder, or any
               attempt to make such an
               assignment; or

         (viii)     The failure to provide the
                    Trustee at least thirty (30)
                    days prior written notice of a
                    merger or consolidation
                    involving the Servicer or
                    assumption of obligations of
                    the Servicer; or

      (ix)     Any fraud, gross negligence
               or willful misconduct on the
               part of the Servicer with
               respect to the Receivables or
               its duties hereunder.

          Then, and in each and every case and
so long as an Event of Servicing Default described above shall not have been remedied in the period, if any, provided for in the applicable subsection, the Trustee may, and shall, at the direction of the Majority Certificateholders for every Trust, terminate all of the rights and obligations of the Servicer under this Servicing Agreement.

          On or after the receipt by the
Servicer of such written notice, all authority and power of the Servicer under this Servicing
Agreement, with respect to the Receivables or otherwise, shall pass to and be vested in the Backup
Servicer or in any successor Servicer to be appointed by the Trustee at the direction of the Majority Certificateholders for every Trust. The
Backup Servicer is hereby authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts with things necessary to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivable files, or otherwise. Anything to the contrary herein notwithstanding, the Backup
Servicer may appoint agents to perform its duties as successor Servicer hereunder.

          The Servicer shall cooperate with the
Backup Servicer in effecting the termination of the responsibilities and rights of the Servicer under this Servicing Agreement, including the transfer to the Backup Servicer or any successor Servicer for administration by it of all cash amounts that shall at the time be held by the Servicer or shall have been deposited by the Servicer in any account or that shall thereafter be received by the Servicer with respect to a Receivable.

          The Backup Servicer or the successor
Servicer appointed by the Trustee (including by reason of an Event of Servicing Default under this Section or resignation pursuant to Section XXII) shall be successor in all respects to the Servicer in its capacity as Servicer and custodian under this Servicing Agreement; provided, however that the successor Servicer shall not be liable for any acts, omissions or obligations of the Servicer that arose prior to such succession or for any breach by the outgoing Servicer of any of its representations and warranties contained in this Servicing Agreement or in any related document or agreement, and the outgoing Servicer shall not be relieved of any liability or obligations hereunder to the extent such obligation or liability arose prior to such succession.
The Servicer shall be entitled to receive all Servicing Fees and recovery of all costs up to the date of the transfer to the successor Servicer of all functions referenced under this Servicing
Agreement.

VII.      REMEDIES

          In addition to the right to terminate
contained in Section VI, the Servicer agrees that upon the happening of any Event of Servicing
Default (as defined herein), the Backup Servicer, the Trustee or the successor Servicer may avail itself of any other relief to which the Backup
Servicer, the Trustee or the successor Servicer may be legally or equitably entitled, subject only to the provision of Section XIII of this Servicing
Agreement.

VIII.          RESPONSIBILITY AND
AUTHORITY OF SERVICER

          Subject to the limitations set forth
herein or in the Pooling and Servicing Agreements, the Servicer shall have the full power and authority, acting alone and without the consent of the Trustee or the Backup Servicer, to do any and all things in connection with such servicing and administration that it may deem reasonably necessary or desirable, to collect the Receivables, to disburse the proceeds and to protect the interests of the Trustee and the Certificateholders in the Receivables.

IX.       COLLECTIONS; LOCK-BOX
          ACCOUNT AND RELATED BANK
          ACCOUNTS

          Any amounts received by the
Servicer, including all payments by or on behalf of the Obligors (other than Purchased Receivables), all
Liquidation Proceeds, Insurance Proceeds and other
Recoveries, all as collected during the Collection
Period in respect of a Receivable being serviced by the Servicer, shall be remitted to the Lock-Box
Account as soon as practicable, but in no event later than the close of business on the Business Day after receipt thereof by the Servicer.

          The Servicer shall maintain the Lock-
Box Account and shall collect and hold in trust (for the benefit of each Trust, as applicable) in such account all funds received on account of the Obligors until such funds are transferred to the Trustee or in accordance with its instructions. On a daily basis the posted balance (in excess of $2,000) related to the Receivables in the Lock-Box
Account shall be transferred by wire transfer to the Trustee for deposit into the Collection Accounts established for the related Trusts.

          Such funds shall not be commingled
with the funds of any other person; provided that there may be deposited in the Lock-Box Account moneys collected on other motor vehicle installment sales contracts originated by Aegis Finance and its affiliates. In the event funds of more than one
Trust are deposited in the Lock-Box Account, collections attributable to Receivables of each Trust shall be separately identified. The Servicer shall be responsible for all charges with respect to the Lock-
Box Account and, insofar as such charges relate to the Receivables, shall be reimbursed in accordance with the instructions set forth in the Monthly
Servicer Certificate. The Servicer shall provide written notice to the Trustee of the location and account number of the Lock-Box Accounts promptly after establishing or changing the same.

          Wells Fargo Bank, N.A. and
Commerce Bank will each serve as an initial Lock-
Box Account Depository with respect to the Receivables. The Servicer shall provide thirty (30) days' prior notice to the Trustee of its appointment of a successor Lock-Box Account Depository, which such successor Lock-Box Account Depository shall be an Eligible Institution.

          The Servicer shall deposit into the
Lock-Box Account all amounts (including late payments) remitted by Obligors to the Servicer under the terms of the Receivables within one (1)
Business Day after receipt thereof. The Servicer shall provide the Lock-Box Account Depository with a report providing instructions related to distributions of funds from the Lock-Box Account to the applicable Collection Accounts.

          The Servicer shall deposit in the
applicable Collection Account the aggregate
Purchase Amount with respect to Purchased
Receivables. All such deposits shall be made in Automated Clearinghouse Corporation next-day funds or immediately available funds, on the Business Day following receipt thereof.

X.   DOCUMENTS AND RECORDS

     A.   SERVICING DOCUMENTS AND
     RECORDS

          1.   All documents with respect to
an Obligor account and delivered to Servicer hereunder will be held in trust and kept safely by Servicer as delivered.

          2.   The Servicer shall hold in
trust and keep safely for the benefit of each Trust the computer records relating to the related Obligor accounts and the proceeds thereof.

          3.   The Servicer will furnish
copies of any audit reports prepared for the Servicer
(either internal or otherwise) with respect to the Receivables to the Trustee promptly upon the receipt thereof by Servicer.

          4.   All data, documents and
information held by the Servicer on behalf of the Trusts shall be held in confidence and not used or disclosed for any purpose other than as contemplated by this Servicing Agreement or as required by law or as may be necessary to enforce their respective rights under this Servicing
Agreement.

     B.   REPORTS AND CREDIT
     AGENCIES

          1.   In addition to its normal
reporting, the Servicer shall also furnish Backup
Servicer upon request with such reports as are required by this Servicing Agreement and such additional information underlying the data in the aforesaid reports as may be reasonably pertinent to Backup Servicer's needs and that can be generated by the Servicer's existing data processing system without undue effort or expense. The reports required by this Servicing Agreement shall be substantially in the form of Schedule B hereto.

          2.   Backup Servicer and Trustee
understand that all transactions with respect to an Obligor account will be reported by Servicer to one or more Credit Agencies in the name of the Seller or its applicable affiliate as required by contract and by law. Servicer will comply with all Credit
Agency agreements.


XI.       INDEMNIFICATION

          The Servicer agrees to indemnify the
Backup Servicer and the Trustee and hold the Backup Servicer and the Trustee, their respective officers, employees and agents harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Backup
Servicer or the Trustee, as the case may be, may sustain in any way related to failure of the Servicer to perform its duties and service the Receivables in compliance with the terms of this Servicing
Agreement. The Servicer shall immediately notify the Backup Servicer and the Trustee if a claim is made by a third party with respect to this Servicing
Agreement or the Receivables, assume (with the consent of the Backup Servicer and the Trustee) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Backup Servicer or the Trustee in respect of such claim. This right to indemnification shall survive the termination of this Servicing Agreement.

XII.      TERM AND TERMINATION

          1.   The Servicer agrees to service
all Receivables for their full term and until their expiration or earlier termination.

          2.   In the event the Trustee, on
behalf of any Trust, transfers any Receivable(s), the transferee shall have the option to terminate the servicing of the respective Obligor account(s) by providing thirty (30) days written notice to Servicer.

          3.   The holder of the Residual
Interest in the Trusts may at any time replace the Servicer with a substitute Eligible Servicer upon the delivery of written notice of such substitution stating the name and address of such substitute
Servicer to the Back-up Trustee, the Trustee, and the predecessor Servicer at least 90 days prior to the change in Servicer, provided (1) the holder of the Residual Interest delivers to the Trustee in connection with such substitution evidence of the consent of at least the Majority Certificateholders of each Trust to the change and (2) provided further that such substitute Servicer shall have executed an agreement of assumption, acceptable to the Trustee, under which it assumes every obligation and duty of the Servicer under this Servicing Agreement. Upon the occurrence of the foregoing, such substitute
Servicer shall be deemed the Servicer for all purposes under this Servicing Agreement.

          Should the transferee or holder of the
Residual Interest elect to terminate the servicing as indicated above, the Servicer shall be entitled to a five ($5.00) dollars per Receivable transfer fee, such fee to be paid by the transferee or holder of the Residual Interest on the date of transfer.

XIII.     ARBITRATION AND ATTORNEYS' FEES

          1.   It is understood that this
Servicing Agreement is made in good faith and should there arise, from any unforeseen cause, a difference of opinion or of interpretation of this Servicing Agreement which cannot be settled amicably between the Trustee, the Backup Servicer and the Servicer, such difference or interpretations shall be submitted to a decision of a board of arbitration.

          2.   The aforementioned board of
arbitration shall be composed of two (2) arbitrators and an umpire meeting in the State of Minnesota, unless otherwise agreed to by the Trustee, the Backup Servicer and the Servicer.

          3.   The members of the board of
arbitration shall be active or retired disinterested officials of insurance companies or financial institutions. Each party shall appoint its arbitrator, and the two arbitrators shall choose an umpire before instituting the hearing. If the respondent fails to appoint its arbitrator within thirty (30) days after being requested to do so by the claimant, the latter shall also appoint the second arbitrator.

               If the two arbitrators fail to
agree upon the appointment of an umpire within two (2) weeks after their nominations, each of them shall name three (3), of whom the other shall decline two (2) and the decision shall be made by drawing lots. The claimant shall submit its initial brief within twenty (20) days from appointment of the umpire. The respondent shall submit its brief within twenty (20) days thereafter, and the claimant may submit a reply brief within ten (10) days after filing of the respondent's brief.

          4.   The board shall make an
award with regard to the custom and usage of the business contemplated by this Servicing Agreement.
The board shall issue its award in writing based upon a hearing at which evidence may be introduced without following strict rules of evidence but in which cross-examination and rebuttal shall be allowed.

               The board shall make its
award within thirty (30) days following the termination of the hearing unless the parties consent to an extension. A decision by the majority of the members of the board shall become the award of the board and shall be final and binding upon all parties to the proceeding. Either party may apply to the United States District Court, sitting in the State of Minnesota, for an order confirming the award. If such an order is issued, the attorneys' fees of the party so applying and the court cost will be paid by the party against whom confirmation is sought.

          5.   Each party shall bear the
expense of its arbitrator and shall jointly and equally bear with the other party the expense of the umpire. The remaining costs of the arbitration proceeding (including attorneys' fees of the parties) shall be allocated by the board in its award.
Notwithstanding any other provision hereof, any expenses (including attorney's fees) incurred by the Trustee or the Backup Servicer shall be reimbursed from the Trusts.

XIV.      WAIVERS

          No failure or delay on the part of the
Servicer, the Trustee or the Backup Servicer in exercising any power, right or remedy under this Servicing Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy, preclude any other or further exercise thereof or the exercise of any other power, right or remedy, except by a written instrument signed by the party to be charged or as otherwise expressly provided herein.

XV.       NOTICES

          Except as otherwise provided herein,
all notices, requests, consents, demands and other communications given hereunder shall be in writing.
All notices of whatever kind shall be either personally delivered or sent by telecopy or other form of rapid transmission and confirmed by United
States mail, properly addressed and with full postage prepaid, addressed as follows:

To Servicer:        Aegis Auto Finance,Inc.
                    525 Washington Boulevard
                    Jersey City, NJ  07310
                    Attn: Joseph F. Battiato,
                          President
                    Telecopy No.(201)418-7339

To Backup Servicer: Norwest Bank Minnesota,
                    National Association
                    Corporate Trust Services Asset Backed Adminstration Sixth Street and Marquette Ave.
                    Minneapolis, MN  55479-0070
                    Telecopy No. (612) 667-3539

To Trustee:         Norwest Bank Minnesota,
                    National Association
                    Corporate Trust Services Asset Backed Administration
                    Sixth Street and Marquette Ave.
                    Minneapolis, MN  55479-0070
                    Telecopy No. (612) 667-3539

         or to such other address as such
          party shall have specified in writing
          in the manner set forth above.  All
          notices to the Certificateholders shall
          be sent in the manner specified in the
          related Pooling and Servicing
          Agreement.

XVI.      ASSIGNABILITY

          No party may assign any of its rights
or obligations hereunder without the prior written consent of the other parties. Nothing in this Servicing Agreement is intended to confer, expressly or by implication, upon any Person other than the Trustee, the Backup Servicer and the Servicer any rights or remedies under or by reason of this Servicing Agreement.

XVII.          FURTHER ASSURANCES

          Each party agrees, if reasonably
requested by another party, to execute and deliver such additional documents or instruments and take such further actions as may be reasonably necessary to effect the transactions contemplated by this Agreement.

XVIII.    COUNTERPARTS

          This Servicing Agreement may be
executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.

XIX.      ENTIRE AGREEMENT;
          AMENDMENTS

          This Servicing Agreement, including
the Schedules attached hereto and the documents referred to herein, contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior understandings, negotiations, commitments and writings with respect thereto. This Servicing
Agreement may not be modified, changed or supplemented except upon the express written consent of each of the parties hereto. The Trustee shall not agree to any amendment of this Servicing
Agreement without the prior written consent of the Majority Certificateholders of each Trust affected thereby. In the event of any conflict between this Servicing Agreement and a Schedule hereto, the Schedule shall govern.

XX.       INSPECTION

          Any party hereto or its designated
agents, and any Certificateholder, may, during ordinary business hours and after reasonable notice, inspect, audit, check and make abstracts from any party's books, accounts, records and other papers directly pertaining to the subject matter of this Servicing Agreement or the Schedules hereto. All costs and expenses of such activities shall be borne by the inspecting party. Each party shall use reasonable efforts to facilitate any such inspection.


XXI.      LIMIT ON TRUSTEE'S PAYMENT
          OBLIGATIONS

          Neither the Trustee, nor Norwest
Bank Minnesota, National Association, nor any of its affiliates, shall have any obligation to make any payment to the Servicer in respect of any payment obligation of the Trustee to the Servicer under this Servicing Agreement, any Schedules, riders or amendments hereto otherwise than from funds held by the Trustee pursuant to a Pooling and Servicing
Agreement. The Servicer hereby specifically consents to the same and agrees that under no circumstances will it offset or otherwise withhold amounts owing to it from remittances made by it to the Trustee pursuant to this Servicing Agreement, or any Schedules hereto or any riders or amendments hereto.

XXII.          SERVICER NOT TO RESIGN

          1.   The Servicer shall not resign
from the obligations and duties imposed on it as Servicer under this Servicing Agreement except (i) in the event that the performance of its duties under this Servicing Agreement shall no longer be permissible under applicable law or it shall no longer be an Eligible Servicer or (ii) if the Backup
Servicer has taken over the duties of the Servicer in accordance with the terms hereof or upon the appointment of a successor or substitute Servicer
(other than the Backup Servicer) to take over the duties and obligations of the Servicer hereunder.
Notice of any such determination permitting the resignation of the Servicer shall be communicated in writing to the Trustee, the Backup Servicer and the Certificateholders at the earliest practicable time and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee concurrently with or promptly after such notice. No such resignation shall become effective until an Eligible Servicer shall have assumed the responsibilities and obligations of the Servicer; provided, however, in the event that the Backup Servicer is unable to act as Servicer hereunder and a successor Eligible Servicer has not been appointed within thirty (30) days, the Trustee may petition a court of competent jurisdiction for the appointment of a successor Eligible Servicer acceptable to the Majority Certificateholders of each Trust.

          2.   Upon the Servicer's receipt of
notice of termination pursuant to paragraph VI. or upon the Servicer's resignation pursuant to this paragraph, the Backup Servicer shall perform as Servicer until such time, if ever, as a successor
Servicer who is an Eligible Servicer reasonably acceptable to the Majority Certificateholders of each Trust shall have been appointed by the Trustee and shall have assumed the duties and responsibilities of the Servicer.

          3.   Upon appointment, the
successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the applicable portion of the Servicing Fee and all of the rights granted to the predecessor Servicer, by the terms and provisions of the related Pooling and Servicing Agreements.

XXIII.
MERGER OR CONSOLIDATION OF, OR ASS
UMPTION OF THE
          OBLIGATIONS OF, OR
RESIGNATION OF SERVICER.

          Any Person (a) into which the
Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party, (c) which may succeed to the properties and assets of the Servicer substantially as a whole, or (d) which may succeed to the duties and obligations of the Servicer under this Servicing Agreement which Person executes an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Servicing
Agreement without further act on the part of any of the parties to this Servicing Agreement; provided, however, that (i) immediately after giving effect to such transaction, no Event of Servicing Default (as defined in paragraph VI.), and no event which, after notice or lapse of time, or both, would become an Event of Servicing Default shall have happened and be continuing, (ii) the Servicer shall have delivered to the Trustee an Officer's
Certificate stating that such consolidation, merger or succession and such agreement of assumption comply with this paragraph XXIII. and that all conditions precedent provided for in this Servicing
Agreement relating to such transaction have been complied with, and (iii) the Servicer shall have delivered to the Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements, continuation statements and amendments and notations on certificates of title thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables and the Financed Vehicles, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest. Without receipt by the Trustee of written notice from the Servicer of such merger, consolidation or succession at least thirty days prior to such action by the Servicer and approval by the Majority Certificateholders of each Trust, which approval shall not be unreasonably withheld, such merger, consolidation or succession shall constitute an Event of Servicing Default with respect to the Servicer.

XXIV.     GOVERNING LAW.

          This Servicing Agreement shall be
governed by and construed in accordance with the laws of the State of New York including Section 5-
1401 of the General Obligations Laws but otherwise without regard or reference to principles of conflicts of laws of such State.

          IN WITNESS WHEREOF, the
parties hereto have caused this Servicing Agreement to be executed as of the date first written above.

SERVICER: AEGIS AUTO FINANCE,INC.




      By:

           Joseph F. Battiato

           President


































   [Signatures continue on following page]
BACKUP SERVICER: NORWEST BANK MINNESOTA,
                 NATIONAL ASSOCIATION,

 in its capacity as Backup Servicer
under the Pooling and Servicing Agreement


By:

              Name:

             Title:  Corporate Trust Officer


     TRUSTEE:

     NORWEST BANK MINNESOTA,

     NATIONAL ASSOCIATION, in its

     capacity as Trustee under the

     Pooling and Servicing Agreement



                                   By:






             Name:

             Title: Corporate Trust Officer






















  [Counterpart signature page to Servicing
Agreement]

ACKNOWLEDGEMENT AND AGREEMENT OF
SELLER

     The undersigned hereby acknowledges this
Servicing Agreement and agrees, in its capacity as Seller, to be bound by the applicable provisions hereof.

AEGIS AUTO FUNDING CORP. IV,
In its capacity as Seller under the
Pooling and Servicing Agreement


By:
       Name:
       Title:
SCHEDULE A - SUMMARY OF SERVICES

I.   SERVICES

     A. CONTRACT SERVICES -
     COLLECTIONS

          1.   Prior to the execution of this
               Servicing Agreement Servicer
               has established a Lock-Box
               Account at Wells Fargo
               Bank, N.A.

          2.   Servicer shall be responsible
               for the mailing of payment
               coupon books or monthly
               statements. Payment books
               shall contain coupons in
               sufficient quantity to allow
               Obligor to enclose a coupon
               with each scheduled payment
               per the terms of the related
               contract. Each payment
               coupon book may contain up
               to 36 coupons.

               For those Obligor accounts
               whose contract term exceeds
               36 months a new coupon
               book for the remaining term
               will be sent in the 35th
               month.

          3.   Servicer shall process
               Obligor accounts for which
               the Obligor fails to make a
               payment on the applicable
               payment due date (a
               "Delinquency") on the
               following basis:

               a.   Commencing on the
                    first business day on
                    which an Obligor is
                    delinquent by more
                    than ten (10) days,
                    Servicer shall, at the
                    Servicer's discretion,
                    either (1) phone the
                    Obligor, (2) if no
                    contact is made after
                    phoning, the Servicer
                    may send a letter to
                    the Obligor asking the
                    Obligor to
                    immediately contact
                    the Servicer, or (3)
                    order a field call by
                    an outside agency to
                    the Obligor.

               b.   Servicer may request
                    the Seller's
                    authorization to
                    repossess an Obligor's
                    vehicle at any time
                    after an Obligor is
                    delinquent and
                    Servicer has
                    satisfactory reason to
                    believe that Obligor
                    will not pay.
                    However, such
                    authorization will be
                    deemed given if
                    Servicer cannot obtain
                    timely authorization,
                    provided Servicer has
                    determined that any
                    delay would impede
                    the Servicer's ability
                    to service the
                    Obligor's vehicle.
                    Servicer shall create
                    and maintain a report
                    of any Obligor's
                    vehicle it repossesses
                    and all events leading
                    to such action.

               c.   If an Obligor requests
                    a change to his
                    normal monthly due
                    date (a "Due Date
                    Change") and if the
                    Obligor has defaulted
                    on his obligations
                    under a Receivable or
                    if the Servicer
                    reasonably believes
                    such default is
                    imminent, Servicer
                    may grant such Due
                    Date Change to the
                    extent the Servicer
                    deems in the best
                    interest of the
                    Certificateholders;
                    however, no Due
                    Date Change shall be
                    granted beyond the
                    currently due month.

               d.   Except as otherwise
                    provided in this
                    agreement, if an
                    Obligor has been
                    delinquent for more
                    than thirty-five (35)
                    days, Servicer shall
                    request Seller's
                    authorization to
                    repossess pursuant to
                    Section IA3.b. of this
                    Schedule A.

               e.   If an Obligor requests
                    an extension of the
                    currently required
                    monthly payment to
                    extend the end of the
                    loan term (a "Loan
                    Extension") and if the
                    Obligor has defaulted
                    on his obligations
                    under a Receivable or
                    if the Servicer
                    reasonably believes
                    such default is
                    imminent, Servicer
                    may to the extent the
                    Servicer deems in the
                    best interest of the
                    Certificateholders
                    grant such Loan
                    Extension, subject to
                    the following
                    paragraph.

                    Servicer shall grant a
                    Loan Extension only
                    to those Obligors who
                    have made at least six
                    (6) regularly
                    scheduled payments;
                    and in no case shall
                    the number of Loan
                    Extensions per loan
                    exceed the number of
                    years, including
                    fractions thereof, in
                    the loan term.  In no
                    event may any
                    modification cause the
                    final payment date to
                    extend beyond the
                    Final Scheduled
                    Distribution Date for
                    the Receivables.

     B.   CONTRACT SERVICES -
     CUSTOMER SERVICE

          1.   If Servicer receives written or
               oral notice from an Obligor
               of such Obligor's refusal to
               make payments on the
               Obligor's account, Servicer
               shall enter such notice into its
               computer records.

          2.   The Seller shall have the
               responsibility to apply for
               title to the motor vehicle
               covered by the contract.
               Servicer shall send, or cause
               to be sent, to Trustee all
               titles to such motor vehicles.
               With respect to titles
               received, Servicer shall
               verify that Aegis Finance is
               noted as lien holder.

          3.   Servicer shall notify
               Originator and/or Custodian
               of any discrepancies with
               respect to the lien holder
               indicated on received titles.
               Servicer shall further notify
               Originator and/or Custodian
               of missing titles. Originator
               shall be responsible for
               correcting title discrepancies
               and obtaining missing titles.

          4.   Servicer shall not release any
               title to a vehicle except upon
               the full payment of the
               remaining obligor principal
               balance by the Obligor or
               others, or the repossession
               and sale of the related
               vehicle, or the release of the
               title to Originator for the
               correcting of title problems,
               or as required by law, or as
               directed by Custodian.
               Custodian will release title to
               Servicer on a timely basis,
               pursuant to Section 3.04(c) of
               the Standard Terms.

          5.   Servicer shall perform the
               following insurance tracking
               functions with respect to a
               contract until the earlier of
               the repossession and sale of
               the vehicle or the remaining
               obligor principal balance is
               paid in full by the Obligor or
               others:

               a.   Seller shall provide
                    initial physical
                    damage insurance
                    information at the
                    time of portfolio
                    boarding.

               b.   Servicer shall notify
                    Seller and/or
                    Custodian if Servicer
                    has not received a
                    copy of a physical
                    damage insurance
                    policy for an
                    Obligor's vehicle
                    within twenty (20)
                    days of the receipt of
                    a Notice of
                    Cancellation/Non-
                    Renewal.

               c.   Servicer shall produce
                    a monthly Insurance
                    Expiration report
                    showing those Obligor
                    accounts for whom a
                    Notice of
                    Cancellation/Non-
                    Renewal has been
                    received or the
                    expiration date for an
                    Obligor's insurance
                    policy in Servicer's
                    computer records has
                    elapsed.

               d.   Servicer shall not be
                    liable for any loss or
                    liability resulting from
                    the lack of insurance
                    coverage on any
                    Obligor vehicles if it
                    has complied with the
                    foregoing.

          6.   Servicer shall negotiate and
               settle any claims relating to
               physical damage to a vehicle
               and endorse any insurance
               company drafts for such
               claim subject to the following
               conditions:

               a.   Servicer shall endorse
                    a draft for payment of
                    a claim to body shop
                    or other auto repair
                    service.

               b.   If the Obligor's
                    account is more than
                    thirty (30) days
                    delinquent, Servicer
                    shall attempt to
                    collect all currently
                    due amounts. If
                    unable to make such
                    collection, Servicer
                    shall request Seller's
                    authorization to
                    repossess vehicle
                    from the repair
                    facility pursuant to
                    Section I-A-3.b. of
                    this Schedule A.  To
                    effect such
                    repossession, Servicer
                    may negotiate for the
                    release of the vehicle
                    from the repair
                    facility in exchange
                    for the endorsed draft
                    in the amount of the
                    repairs and an
                    agreement to hold the
                    repair facility
                    harmless for the
                    release of the vehicle.


          7.   Servicer shall calculate early
               payoffs of remaining obligor
               principal balance per the
               terms of the related sales
               contract.  Seller authorization
               is required for any payoff
               amount other than the full
               calculated amount.
               Notwithstanding any
               condition in this Servicing
               Agreement, Servicer,
               however, shall have the right
               (in the event of early payoff)
               to waive any remaining
               obligor principal balance of
               twenty-five dollars ($25.00)
               or less.

          8.   Upon receipt by Servicer of
               the full payment of the
               remaining Obligor principal
               balance by the Obligor, the
               Custodian shall release to the
               Servicer which in turn shall
               release and forward to the
               Obligor the original of the
               installment sales contract.

II.
     A.   SPECIAL COLLECTION
     ACTIVITIES

          1. Repossession and Sale

               The following terms shall
               govern the repossession and
               sale of the vehicle:

               a.   Servicer shall order
                    repossession services
                    from licensed, bonded
                    agents.

               b.   Within five (5)
                    business days after
                    repossession or sooner
                    if required by law,
                    Servicer shall prepare
                    and mail a Notice of
                    Intent (the "NOI") to
                    the Obligor and send
                    a copy of the NOI
                    once per month
                    together with their
                    monthly reports to the
                    Seller.

               c.   Servicer shall cause
                    the repossessed
                    vehicle to be
                    delivered to a location
                    as designated by
                    Seller for the amount
                    of time required by
                    applicable State law
                    for Obligor
                    redemption (the
                    "Obligor Redemption
                    Period").

               d.   After the expiration of
                    the Obligor
                    Redemption Period,
                    Seller may authorize
                    Servicer to arrange
                    for the sale and
                    disposition of the
                    vehicle.

          2.   Credit Enhancement Claims
          Filing

               Within the provisions of the
               Fee Schedule set forth in
               paragraph III of this
               Schedule, Servicer shall
               perform the following
               insurance functions with
               respect to a Receivable and
               will comply with all
               necessary operating and
               claims filing procedures
               (which may be modified by
               the insurance company from
               time to time and by mutual
               consent of the Seller and the
               Servicer) pursuant to each
               Credit Enhancement:

               a.   With respect to each
                    Risk Default
                    Insurance Policy,
                    Servicer shall:  (1)
                    file notice of loss
                    within the earlier of
                    (a) 60 days from the
                    date of expiration of
                    the Obligor
                    Redemption Period or
                    (b) 30 days from the
                    date the Financed
                    Vehicle was sold at
                    auction, (2) maintain
                    claim data
                    components, (3)
                    calculate the claim
                    amount and (4)
                    submit to the Insurer
                    all supporting
                    documents for each
                    claim required by the
                    Risk Default
                    Insurance Policy.

               b.   With respect to the
                    VSI Insurance Policy,
                    Servicer shall:

                    (1)  if appropriate,
                    prior to liquidation
                    and within ninety (90)
                    days of date of loss,
                    file an initial notice of
                    loss which shall mean
                    the following for
                    purposes of this
                    Section only:

                         (A)  For
                         physical
                         damage, the
                         date of
                         repossession;

                         (B)  For
                         instrument
                         non-filing
                         insurance, the
                         date of filing
                         of a superior
                         lien;

                         (C)  For a
                         skip, the date
                         of the first
                         delinquency
                         plus 150 days;
                         and

                         (D)  For a
                         repossession,
                         the date the
                         damage
                         occurred.

                    (2)  maintain physical
                    and electronic
                    information, (3)
                    calculate the claim
                    amount, (4) prepare
                    physical and
                    electronic information
                    and complete claim
                    form and (5) in the
                    case of a claim
                    dispute, select an
                    independent appraiser
                    and file an appraisal
                    report within thirty
                    (30) days of initial
                    claim filing rejection.

          3. Deficiency

               a.   After the repossession
                    and sale of a vehicle,
                    in order to calculate a
                    deficiency, if any,
                    Servicer shall request
                    the cancellation of
                    any financed product
                    related to the vehicle
                    (e.g., credit life,
                    disability insurance,
                    etc.), file for any
                    refunds associated
                    therewith and furnish
                    a cancellation report
                    to Custodian.

               b.   After taking into
                    account any
                    cancellation refunds,
                    Servicer shall
                    compute any
                    deficiency resulting
                    from the repossession
                    and sale of a vehicle
                    and notify Obligor of
                    any such deficiency.


               c.   At the discretion and
                    instruction of the
                    Seller, Servicer shall
                    commence collection
                    activities on any such
                    established Obligor
                    deficiency accounts.

          4. Bankruptcies

               If Servicer receives written
               notice that an Obligor has
               become subject to bankruptcy
               proceedings under Federal or
               State law, Servicer or its
               designee (attorney if
               required) shall provide the
               following services as
               necessary:

               a.   Servicer shall
                    immediately cease all
                    collection activity and
                    otherwise comply
                    with the Bankruptcy
                    Code and all related
                    laws and regulations.

               b.   Servicer shall file a
                    claim with the
                    applicable court.

               c.   Servicer shall obtain
                    legal services for the
                    prosecution of the
                    claim when necessary.

               d.   Servicer shall monitor
                    the receipts of funds
                    being paid through the
                    applicable bankruptcy
                    plan.

               e.   Upon dismissal of an
                    action under
                    bankruptcy, Servicer
                    shall service the
                    Obligor's account
                    pursuant to the
                    standard collection
                    procedures of Section
                    I of this Schedule A.

               f.   Should the Obligor
                    account be the subject
                    of a reaffirmation or
                    court ordered
                    modified payment
                    schedule, Servicer
                    shall administer and
                    collect the account in
                    the same fashion as
                    that prior to the
                    bankruptcy
                    proceedings.

          5. Disability

               If Servicer is notified in
               writing of an Obligor's
               disability claim and evidence
               of the Obligor's disability
               insurance policy is on file,
               Servicer shall suspend all
               collection activity on such
               Obligor's account until such
               time as Obligor resumes his
               normal payment schedule,
               however:

               a.   Servicer shall
                    continue to monitor
                    such Obligor's
                    account until the
                    earlier of the date on
                    which:

                    1)   A claim
                         approval or
                         denial has
                         been received;
                         or

                    2)   The Obligor
                         resumes
                         payment, at
                         which time
                         Servicer will
                         resume
                         collection
                         activity
                         pursuant to
                         Section III of
                         this
                         agreement.

               b.   If Obligor's disability
                    claim is denied,
                    Servicer shall resume
                    collection activity
                    pursuant to Section I
                    of this Agreement and
                    the terms and
                    conditions of the
                    related sales contract.

               c.   Servicer's collection
                    procedures for a
                    disability account
                    shall comply with the
                    terms stipulated on
                    the related sales
                    contract.

          6.   Allotments

               Servicer shall have been
               notified at the time of loan
               boarding if an Obligor will
               be subject to military
               allotment processing.  If
               Servicer has not received an
               allotment verification on a
               designated allotment account
               within 60 days of any
               subsequent allotment
               establishment and the
               designated Obligor's account
               is greater than 45 days
               delinquent, Servicer shall
               request Seller's authorization
               to repossess pursuant to
               Section I.A.3.b of this
               Schedule A.

          7.   Skips

               If Servicer determines that
               Obligor has become a skip,
               Servicer shall conduct skip-
               tracing efforts for a period of
               30 days. If such skip-tracing
               efforts prove unsuccessful,
               Servicer will file (if
               applicable) the necessary
               claim forms with Seller's
               insurance carriers as
               described in II A(2) of
               Schedule B of this document.

III. FEE SCHEDULE

     Subject to the following provisions, Servicer shall be entitled to receive the following fees and costs no later than the Distribution Date immediately following each related
     Collection Period:

     A.   GENERAL SERVICING

          1.   For all Receivables with an
               outstanding balance greater
               than zero dollars ($0.00) as
               of the first day of the related
               Collection Period, a monthly
               serving fee equal to one-
               twelfth of 2.05% of the
               outstanding balance or
               $10.00, whichever is greater;
               provided, however, that with
               respect to Receivables
               serviced or subserviced by
               Systems and Services
               Technology, Inc., only one-
               twelfth of 1.15% of such
               outstanding balance shall be
               payable currently on each
               Distribution Date and the
               balance of .90% will accrue
               on each Distribution Date and
               be deferred and paid from the
               Reserve Fund in accordance
               with the terms of the Master
               Trust Agreement; provided
               further that the amount
               payable currently shall be
               adjusted from time to time to
               equal 100% of the reasonable
               and necessary costs and
               expenses of the Servicer, not
               to exceed 1.85% of the
               outstanding balance.

          2.   All extension fees that are
               received during the related
               Collection Period.

          3.   All late charges that are
               received during the related
               Collection Period.

          4.   A charge of $25.00 per filing
               of Credit Enhancement
               claims forms with the
               designated Insurers during the
               related Collection Period.

     B.   EXPENSE REIMBURSEMENT

          1.   All out-of-pocket expenses
               incurred by Servicer in the
               pursuit of its job functions as
               described in this Schedule
               (including but not limited to
               filing fees, investigation fees,
               repossession fees,
               transportation and storage
               fees, legal fees, DMV fees,
               etc.) shall be reimbursed to
               the Servicer at Servicer's
               actual cost.  In addition
               Servicer shall be entitled to
               an administrative fee equal to
               8% of all out-of-pocket
               expenses.  Servicer shall
               provide the Trustee with
               documentation for all such
               out-of-pocket expenses as a
               condition to payment.

          2.   All postage costs associated
               with the mailing of insurance
               follow-up letters, payment
               statements, including Notice
               of Intent and Deficiency
               Statement, during the related
               Remittance Period.

          3.   All expenses relating to
               establishing, maintaining and
               transferring funds from the
               Lock-Box account to the
               relevant Collection Account
               maintained by the Trustee.
               Such expenses shall be
               reimbursed at actual cost
               provided the Servicer include
               copies of related invoices.

     C.   DEFICIENCY SERVICING

          For those Obligor accounts that have
          been the subject of a short insurance
          payoff, within the related Collection
          Period, Servicer shall cause the
          account to be moved to a "non-
          performing" loan pool and marked
          inactive.

          All collection activity by Servicer
          will be suspended until such time as
          the Seller directs Servicer to resume
          collection efforts. Upon such
          reactivation, a one time set-up fee of
          fifty ($50.00) dollars will be charged
          and payable on the next Distribution
          Date.

          For each Collection Period that an
          Obligor account remains in the above
          described deficiency condition, a
          servicing fee will be charged and
          payable on the related Distribution
          Date based on the following
          schedule:

          1.   $1.00 per month for months
1-4 that a subject Receivable remains in the nonperforming loan pool.

          2.   $0.50 per month for months
5-8 that a Receivable remains in the nonperforming loan pool.

          3.   $0.10 per month for each
month thereafter that a Receivable remains in the nonperforming loan pool.
                 SCHEDULE B

      SERVICER MONTHLY ACTIVITY REPORT
   Aegis Auto Receivables Trust 199  -
Automobile Receivable Pass-Through Certificates
              Series 199   -


I. COLLECTION ACTIVITY    INTEREST           PRINCIPAL
                            TOTALS

Beginning of Period Pool Principal Balance           0
Additional Receivables Purchased                     0


Scheduled Payments               0                   0
                                 0
Full & Partial Prepayments       0                   0
                                 0
Risk Default Insurance Cash Proceeds                 0             0
                                 0
Receivables Repurchased by Seller
Recoveries (on Liquidated and Defaulted
  Receivables)
Miscellaneous Servicer Collections



Available Distribution Amount    0                   0
                                 0



Net Losses                                           0

End of Period Pool Balance                           0


II. SERVICING COMPENSATION
                            Amount

(ATTACH BREAKOUT OF FEES)
Servicer Compensation

III. POOL BALANCE INFORMATION

Original Pool Balance:             Beginning of Period
                     End of Period

 Pool Balance
 Pool Factor
 Weighted Average Coupon (WAC)
 Weighted Average Remaining Maturity (WAM)

 Remaining Number of Contracts


IV. RECEIVABLES REPURCHASED/SUBSTITUTED BY SELLER

Number of Receivables Repurchased
Principal Amount
Number of Additional Receivables Substituted
Principal Amount

V. EXTENSIONS

Number of Extensions granted
Principal Amount




VI. DELINQUENCY INFORMATION*


                                                      % of
                                             # of  Principal
                                          Outstanding
                                          Contracts         Balance
                                          Pool Balance

30-59 Days Delinquent
60-90 Days Delinquent
90 Days or more Delinquent

*Excluding Liquidated and Defaulted Receivables

VII. REPOSSESSION INFORMATION
                                          Current Period
                                          Inventory

Number of Receivables as to which Vehicles have been Repossessed (and NOI expired)
Principal Balances of Receivables relating to Vehicles which have been Repossessed (and NOI expired)



VIII. LIQUIDATED AND DEFAULTED RECEIVABLES
                                          Current Period
                                          Cumulative

Number of Liquidated Receivables*
Principal Balance of Liquidated Receivables**
(Prior to Liquidation)

Number of Defaulted Receivables***
Principal Balance of Defaulted Receivables
Total Principal Balance of Liquidated Defaulted Receivables

*Includes Receivables transferred to Risk Default Insurer for liquidation **Excludes Receivables previously characterized as Defaulted Receivables ***180 days delinquent

IX. RECOVERIES
                                          Current Period
                                          Cumulative

Liquidation Proceeds
VSI Physical Damage/Loss Insurance Proceeds
Rebates of Servicer Cancelled Warranty Contracts
Consumer Insurance
Other



Total Recoveries


X.  RISK DEFAULT POLICY INSURED RETENTION AMOUNT

Beginning Balance
Add:  Prefunded Receivables
Add:  Quarterly Reserve Loss Deficiency
Less:  Approved Claims
Less:  Surplus in Quarterly Loss Reserve

Ending Balance


XI. NET LOSSES
                                          Current Period
                                          Cumulative

Principal Balance of Liquidated and Defaulted Receivables
Less: Recoveries
Less: Risk Default Insurance Proceeds


Net Losses



XII. INSURANCE CLAIMS

                                          Current Period
                                          Cumulative

Number of Risk Default Insurance Claims
Amount of Risk Default Insurance Claims
Retention Amount
Number of VSI Insurance Claims
Amount of VSI Physical Damage/Loss Insurance Claims

Number of Risk Defaulted Insurance Claims Rejected
Principal Balance of Receivables relating to Risk Default
  Insurance Claims Rejected


SERVICER COMPENSATION BREAKDOWN           Amount

Servicing Fees

    Amount Payable currently

    Amount Accrued and Deferred (SST only)

Collection Expenses Incurred

Claim Filing Fees

Bank Charges

Late fees, extension fees collected

Postage

Total Servicer Compensation

Less Deferred Servicing Fees              (            )

Net Cash Servicer Compensation
                      SCHEDULE C

           REQUEST FOR RELEASE OF DOCUMENTS


To: Norwest Bank Minneapolis, National Association, as Custodian
     Sixth Street and Marquette Avenue
     Minneapolis, MN  55479-0070

          Re:  Aegis Auto Receivables Trust 199   -   ;
               Servicing Agreement dated as of March 1,
               1997 by and among Aegis Auto Finance,
               Inc., Norwest Bank Minneapolis, National
               Association, as Trustee, and Norwest Bank
               Minneapolis, National Association, as
               Backup Servicer.

          In connection with the administration of a pool of Receivables held by you as Custodian for the Trustee, we request the release and acknowledge receipt of the (Custodian's Receivable Files/[specify documents]) for the Receivable described below, for the reason indicated.

Borrower's Name, Address & Zip Code:

Receivable Number:  [list here or on attached schedule]

Reason for Requesting Documents (check one or put code on attached schedule)

_____ 1. Receivable Paid in Full (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account as provided in the applicable Pooling and Servicing Agreement.)

_____ 2. Receivable Repurchased Pursuant to Section 3.02 of the Standard Terms of the applicable Pooling and Servicing Agreement (Servicer hereby certifies that any applicable repurchase price has been credited to the Collection Account as provided in the Pooling and Servicing Agreement.)

_____ 3. Receivable [to be] Liquidated (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation [have been finally received and credited] [when received shall be credited] to the Collection Account pursuant to the related Pooling and Servicing Agreement.)

_____ 4. Receivable to be transferred to Risk Default Insurer for liquidation (servicer hereby certifies that all proceeds of insurance when received shall be credited to the Collection Account pursuant to the related Pooling and Servicing Agreement).

_____ 5.  Receivable in Foreclosure

_____ 6.  Other (explain)



          If box 1, 2, 3 or 4 above is checked, and if all or part of the Custodian's Receivable File was previously released to us, please deliver to us a copy of our previous request for release on file with you, as well as any additional documents in your possession relating to the above specified Receivable.

          If box 5 or 6 above is checked, upon our return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                              AEGIS AUTO
FINANCE, INC.
                              Servicer



By:________________________________
                                   Name:
                                   Title:


Date:______________________________


Documents returned to Custodian:

NORWEST BANK MINNEAPOLIS, NATIONAL
ASSOCIATION,
 as Custodian


By:      _______________________________
    Name:
    Title:

Date:
    ______________________________



                      SCHEDULE D

                RELEASE AND ASSIGNMENT
               PURSUANT TO SECTION IV.N.
              OF THE SERVICING AGREEMENT


     Norwest Bank Minnesota, National Association, as
custodian (the "Custodian") for the Trustee of the Aegis Auto
Receivables Trust Series 199   -    created pursuant to the Pooling
and Servicing Agreement (the "Pooling and Servicing Agreement")
dated as of            1, 199 -among Aegis Auto Funding Corp. IV
(the "Seller"), Norwest Bank Minnesota, National Association, as backup servicer (the "Backup Servicer") and as trustee (the "Trustee"), does hereby transfer, assign and release to the Seller, without recourse, representation or warranty of the Trustee, all of the Trustee's right, title and interest in and to the Receivable and related Custodian File (as defined in the Standard Terms of the related Pooling and Servicing Agreement) identified as paid in full in the attached Servicer's Request For Release of Documents, and all security and documents relating thereto.

     IN WITNESS WHEREOF, I have hereunto set my hand
this      day of            199 .

                              Norwest Bank
Minnesota, National Association,
                                as Custodian



                              By
_____________________________________
                              [Name]
                              [Title]